Exhibit 99.1

BERWYN, Pa.- -July 11, 2005--Dollar Financial Corp. (NASDAQ:DLLR - News), a leading international financial services company serving under-banked consumers, today announced that the Company's wholly-owned subsidiary, Dollar Financial Group, Inc., has amended and restated its revolving credit facility. This amendment increases Dollar Financial Group's bank credit facility size to $80 million from the previous amount of $49.8 million and improves pricing and reduces commitment fees. In addition, the facility has been extended for one additional year of term and will now expire on November 12, 2009. The new facility became effective on July 8, 2005.

Commenting on the amendment, Mr. Don Gayhardt, President, said, "We are pleased to have completed this amendment to our credit facility as it supports Dollar Financial Group's working capital growth and enhances the Company's ability to pursue new store openings and acquisitions going forward. This facility increase combined with our recently announced add-on offering of $30 million principal amount of senior notes, significantly improves our financial flexibility, allowing us to continue to build on our long-term strategy of having diverse revenue streams through a strong product mix in our domestic and international markets."

Wells Fargo Bank is the Administrative Agent and Sole Lead Arranger, U.S. Bank, N.A. is the Syndication Agent and Manufacturers and Traders Trust Company is the Documentation Agent. Other lenders in the facility include Citicorp North America, Inc., Credit Suisse First Boston and Allied Irish Banks, p.l.c.

About Dollar Financial Corp.

Dollar Financial Corp. is a leading international financial services company serving under-banked consumers. Our customers are typically lower- and middle-income working-class individuals who require basic financial services but, for reasons of convenience and accessibility, purchase some or all of their financial services from us rather than from banks and other financial institutions. To meet the needs of these customers, we provide a range of consumer financial products and services primarily consisting of check cashing, short-term consumer loans, Western Union money order and money transfer products, reloadable VISA® branded debit cards, electronic tax filing, bill payment services, and legal document preparation services.

At March 31, 2005 we operated a network of 1,342 stores, including 170 We the People legal document preparation services franchised locations and 700 company-operated stores, in 35 states, the District of Columbia, Canada and the United Kingdom. Our store network is the largest network of its kind in each of Canada and the United Kingdom and the second-largest network of its kind in the United States. Our customers, many of whom receive income on an irregular basis or from multiple employers, are drawn to our convenient neighborhood locations, extended operating hours and high-quality customer service. Our products and services, principally our check cashing and short-term consumer loan program, provide immediate access to cash for living expenses or other needs. For more information, please visit the Company's website at www.dfg.com.

Cautionary Statement Regarding Forward-Looking Statements:

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release are set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.